AMENDMENT TO ASSET PURCHASE AGREEMENT


         THIS AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is made as of April 23, 1998, by and among U.S. PHYSICIANS, Inc. ("USP"), the corporations which are signatories hereto (other than USP) ("Selling PC") and Alan E. Ottenstein, M.D. ("Physician").

                                   BACKGROUND

         A. USP, Selling PC and Physician are parties to an Asset Purchase Agreement with Rider, dated February 12, 1998 (the "Purchase Agreement").

         B. USP, Selling PC and Physician desire to amend the Purchase Agreement as indicated herein.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants set forth herein, the parties, intending to be legally bound hereby, agree as follows:


         1. Subparagraph 2(e) of the Purchase Agreement is hereby amended in its entirety to read as follows:

         (e) at Closing, USP shall issue to Physician and each Selling P.C. one or more stock certificates (the "Stock Certificates") representing in the aggregate a number of shares of USP common stock as determined by
         Schedule 2(e)-1 hereto (the "USP Shares"). If (i) the product of the number of USP Shares issued to Physician and the Selling PCs multiplied by the price per share to the public of USP common stock sold in the initial public offering of the Common Stock of USP (the "IPO") is less than $3,450,000, and (ii) on the second anniversary date of the IPO, the product of the number of USP Shares originally issued to Physician and the Selling PCs, as adjusted as provided below, multiplied by the "Two-Year Share Price," as defined below (such product is referred to herein as the "Two-Year Market Value"), does not equal or exceed $3,450,000, as adjusted as provided below (such dollar amount is referred to herein as the "Value Guarantee"), then the shareholders of USP listed on Schedule 2(e)-2 hereto (collectively, the "Transferring Shareholders"), in the ratio indicated on Schedule 2(e)-2 hereto (the "Guarantee Ratio"), shall, within ten (10) days thereafter, transfer to Physician and/or Selling PCs a total number of shares of USP common stock equal to (x) the Value Guarantee minus the Two-Year Market Value, divided by (y) the Two-Year Share Price. Any shares of USP common stock transferred under the immediately preceding sentence will be deemed "USP Shares" for all purposes hereunder. Notwithstanding the foregoing, in no case will any Transferring Shareholder be required to transfer to Physician and the Selling PCs and to all other physicians and entities for the benefit of whom such Transferring Shareholder is agreeing to the arrangement described herein, an aggregate number of shares in excess of the number of shares of USP common


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         stock owned of record by such Transferring Shareholder as of the date of Closing of the IPO. The parties acknowledge that the obligations of the Transferring Shareholders hereunder are several but not joint.

         As used herein, "Two-Year Share Price" means the average closing price of USP's common stock for the ten (10) consecutive business days immediately preceding the second anniversary date of the IPO. The agreement of the Transferring Shareholders to the terms contained herein is evidenced by the Share Agreement that has been executed by the Transferring Shareholders, a copy of which has been delivered to Physician.

         References to USP Shares shall be based on the capitalization of USP at the time of the closing of the IPO and accordingly is on a "post-split basis," reflecting any forward or reverse stock split (by stock dividend or otherwise) that may be effected between the date hereof and the closing of the IPO. References to USP Shares will be deemed adjusted by any forward or reverse stock splits (by stock dividend or otherwise) that occur following the closing of the IPO.

         The obligations of the Transferring Shareholders under this subparagraph 2(e) shall terminate automatically if, at any time prior to the second anniversary date of the IPO, the average closing price of USP's common stock for any ten (10) consecutive business days, when multiplied by the number of USP Shares originally issued to Physician and the Selling PCs, equals at least $3,450,000.

         Subject to the limitations on transfer contained in Paragraph 17 of the Rider, Physician and the Selling PCs may freely transfer the USP Shares prior to the second anniversary date of the IPO; provided, however that, on and after any transfer(s) the Two Year Market Value shall be calculated by using the USP Shares that are held by Physician and the Selling PCs immediately following all transfers (rather than the number of USP Shares originally issued to Physician and the Selling PCs) and the Value Guarantee shall be adjusted so that it equals the product of 3,450,000 multiplied by a fraction, the numerator of which is the number of USP Shares originally issued to Physician and the Selling PCs that remain held by Physician and the Selling PCs immediately following all transfers and the denominator of which is the number of USP Shares originally issued to Physician and the Selling PCs.

         2. The parties hereby agree that the language indicated on Schedule A hereto will be deemed added to the Notes issued to Physician and the Selling PCs at the time of Closing under the Purchase Agreement. Physician and the Selling PCs agree that, at any time requested by USP, they will promptly return to USP each existing Note, and any amendments thereto, marked "cancelled," and accept in return therefor a revised Note that includes the language indicated on Schedule A hereto but that is otherwise identical to the existing Note and any amendments thereto.

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         3. The last sentence of subparagraph 15(a) of the Rider to Purchase
Agreement is hereby amended in its entirety to read as follows: "In the event the Closing has not occurred on or prior to June 15, 1998, Physician shall have the right, at any time thereafter, to present to USP a bona fide offer from an unaffiliated third party to purchase the Practices; upon any such presentation of an offer, USP shall, within 15 days after receipt of such offer, either agree to match the terms of such offer, or notify Physician and each Selling PC that USP is terminating this Agreement. In any case, if Closing has not occurred on or prior to September 30, 1998, either USP or Physician may terminate this Agreement, upon 15 days prior written notice to the other party, at any time thereafter.

         4. Physician and the Selling PCs confirm that each continues to be an "accredited investor" as defined in the Securities Act of 1933, as amended, and has been given the opportunity: (a) to examine USP's Registration Statement on Form S-1, as amended, as filed with the Securities and Exchange Commission, and such other documents as each of them may deem relevant, and (b) to ask such questions and obtain such information concerning USP as each of them deem relevant.

         5. Physician and the Selling PCs agree: (a) to maintain the confidentiality of all confidential information provided to them by USP in connection with this Amendment, and (b) not to use such information for any purpose, including without limitation trading in the securities of USP, other than evaluating whether to enter into this Amendment.

         6. The parties hereby ratify and reaffirm the Purchase Agreement in all other respects.


         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                                    U.S. PHYSICIANS, INC.


                                    By: /s/ Thomas J. Keane
                                        ------------------------

                                    /s/ Alan E. Ottenstein
                                    ----------------------------
                                    Alan E. Ottenstein

                                    LAWRENCEVILLE NEUROLOGY
                                    ASSOCIATES, P.A.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                        President

                                    HAMILTON NEURODIAGNOSTIC
                                    ASSOCIATES, P.A.

                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                        President

                                    CENTER FOR STROKE
                                    PREVENTION, INC.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                        President

                                    NEUROLOGY ASSOCIATES OF
                                    MERCER COUNTY, P.A.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                        President

                                    OPEN MRI, INC.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                         President

                                    NEW BRUNSWICK DIAGNOSTIC
                                    ASSOCIATES, P.A.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                         President

                                    CHERRY HILL DIAGNOSTIC ASSOCIATES, P.A.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                         President

                                    BRICK DIAGNOSTIC
                                    ASSOCIATES, P.A.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                         President

                                    NEUROLOGY PAIN CENTER, P.A.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                         President

                                    ALAN OTTENSTEIN, M.D.


                                    By: /s/ Alan E. Ottenstein
                                        -------------------------
                                         President

                                SCHEDULE 2(e)-1


The percentage of the Value Guarantee that will be issued to Selling PC, or Physicians, as applicable, in the form of shares of USP, will vary according to the multiple of projected earnings at which USP is priced in the IPO. For example: If the IPO multiple is 16 times projected earnings, 100% of the Value Guarantee will be delivered at the IPO. If the IPO multiple is 15 times projected earnings, 63.5% of the Value Guarantee will be delivered at the IPO. If the IPO multiple is 14 times projected earnings, 50% of the Value Guarantee will be delivered at the IPO. If the IPO multiple is 13 times projected earnings, 37.5% of the Value Guarantee will be delivered at the IPO.


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                                SCHEDULE 2(e)-2

         TRANSFERRING SHAREHOLDERS                          GUARANTEE RATIO(1)
Thomas J. Keane                                      30.33%
NEPA Venture Fund II, L.P.                           19.27%
Edison Venture Fund III, L.P.                        30.64%
Keystone Venture IV, L.P.                            10.98%
Dominion Fund V, a Delaware Limited Partnership       8.78%


(1) This Guarantee Ratio applies to all USP shares owned of record by such Transferring Shareholders, except the shares of USP common stock resulting from the conversion of the Series D Convertible Preferred Stock held by the foregoing.

     If the shares represented by the above have been fully transferred pursuant to the Value Guarantee, then, if required to meet the Value Guarantee, Transferring Shareholders will transfer, pro rata, the shares of common stock held by the foregoing resulting from the conversion of the shares of Series D Convertible Preferred Stock.

                                   SCHEDULE A


     5. Subordination. Amounts owing under this Note (including, without limitation, principal, interest, fees, charges, expenses and other amounts) are expressly made subordinate and junior in right of payment to the prior payment in full in cash and cash equivalents (and termination of commitments) of all Senior Bank Debt to the extent and in the manner provided herein. Prior to (i) the occurrence of an Insolvency Proceeding or (ii) notice from the Bank Agent of the occurrence of an event of default under the Senior Bank Debt, the Company may make payment, and the holder hereof may receive, principal (including voluntary prepayments), interest and other amounts owing under this Note. After
(i) the occurrence of an Insolvency Proceeding or (ii) notice from the Bank Agent of the occurrence of an event of default under the Senior Bank Debt, then unless the Insolvency Proceeding shall have been dismissed or the event of default shall have been remedied or waived, as appropriate,

          (A) no payment shall be made, direct or indirect, on or in respect of this Note and the holder of this Note shall not exercise any remedies under this Note,

          (B) any payment or other amounts payable on or in respect of this Note shall be paid directly to the Bank Agent for application to the Senior Bank Debt, and

          (C) if, notwithstanding the foregoing provisions, the holder of this Note shall receive payment on or in respect of this Note in contravention of the provisions hereof, such amounts shall be received and held in trust for the benefit of the Senior Bank Debt and will be promptly paid over to the Bank Agent for application to the Senior Bank Debt, until the Senior Bank Debt shall first have been paid in full in cash or cash equivalents.

As used herein:

          "Company Credit Agreement" means that Credit Agreement dated as of ____, 19___, among the Company, the Lenders identified therein and NationsBank, N.A., as Administrative Agent, as amended, modified and supplemented.

          "Bank Agent" means the Agent under the Company Credit Agreement, being initially NationsBank, N.A.

          "Insolvency Proceeding" means any bankruptcy or insolvency proceeding, or any receivership, liquidation, arrangement, reorganization or other similar case or proceeding in connection therewith, in respect of the Company or its creditors, as such, or its assets, or any liquidation, dissolution or other winding up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or any assignment for the benefit of creditors.


          "Senior Bank Debt" means (i) all principal (including reimbursement obligations owing in respect of letters of credit) of and interest on the loans and other obligations, and all other amounts (including guaranty obligations, fees, indemnities, charges, expenses and other monetary obligations) owing from time to time by the Company to the Bank Agent or any Lender under the Company Credit Agreement or any other Credit Document referenced therein, each as amended, modified or supplemented from time to time, (ii) all obligations (including guaranty obligations) owing from time to time in respect of any refinancing, refunding, renewal or restructuring of all or any portion of the principal (including reimbursement obligations owing in respect of letters of credit) owing under, interest owing thereon or other amounts relating to the Company Credit Agreement or any other Credit Document referenced therein, as amended, modified or supplemented,
     (iii) all obligations of the Company to a Lender or an affiliate of a Lender under the Company Credit Agreement under an interest rate protection agreement or foreign currency protection agreement permitted under the Company Credit Agreement, and (iv) without limiting the foregoing, all interest accruing subsequent to the commencement of an Insolvency Proceeding.